UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                December 7, 2005
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



          Delaware                    001-11015                  36-1169950
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


1850 North Central Avenue, Suite 800, Phoenix, Arizona           85004-4545
       (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF PRINCIPAL
          OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (d) Election of Directors

     On December 1, 2005, the Board of Directors of Viad Corp elected Dr. Isabella Cunningham as a new director and appointed her to the Corporate Governance and Nominating Committee of the Board. A press release announcing Dr. Cunningham's appointment to the Board was issued by Viad Corp on December 7, 2005 and is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1 - Press Release dated December 7, 2005.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIAD CORP
                                        (Registrant)


December 7, 2005                        /s/ G. Michael Latta
                                        ------------------------------
                                         G. Michael Latta
                                         Vice President - Controller
                                         (Chief Accounting Officer and
                                         Authorized Signer)









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